UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2011

AEP INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-14450	22-1916107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Phillips Avenue, South Hackensack, New Jersey		07606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (201) 641-6600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

AEP Industries Inc. (the “Company”) is hereby reiterating its guidance provided on its conference call held on March 15, 2011 to discuss first quarter fiscal 2011 financial results, as follows:

•	Sales volume for fiscal 2011 will increase over prior year by approximately 8% to 840 million pounds; and

•	Adjusted EBITDA for fiscal 2011 will be approximately $65 million.

The Company defines Adjusted EBITDA as income (loss) before discontinued operations, interest expense, income taxes, depreciation and amortization, changes in LIFO reserve, other non-operating income (expense) and non-cash share-based compensation expense (income). Adjusted EBITDA is not a measure of financial performance under U.S. generally accepted accounting principles (“GAAP”), and should not be considered in isolation or as an alternative to net income (loss), cash flows from operating activities and other measures determined in accordance with GAAP. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of the Company’s business, and, therefore, Adjusted EBITDA should only be used as a supplemental measure of the Company’s operating performance. The Company believes the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss), which is not estimable at this time.

This report contains “forward-looking statements” within the meaning of the provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties which may cause the Company’s actual results in future periods to differ materially from forecasted results. Those risks include, but are not limited to, risks associated with resin and product pricing, volume, resin availability, the Company’s new operating system, the Company’s liquidity and market conditions generally, including the continuing impacts of the U.S. recession and the global credit and financial crisis. Those and other risks are described in the Company’s annual report on Form 10-K for the year ended October 31, 2010 and other reports filed thereafter with the Securities and Exchange Commission (SEC), copies of which are available from the SEC or may be obtained from the Company. The forward-looking statements included herein are made as of the date hereof , based on information available to us as of such date. Except as required by law, the Company assumes no obligation to update these forward-looking statements, even if new information becomes available in the future. Further, the Company does not intend to provide similar guidance for the remainder of fiscal 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.
(Registrant)

Date: March 17, 2011
	By:	/s/ Linda N. Guerrera
Linda N. Guerrera
Vice President - Controller